              Countrywide Revolving Home Equity Loan Trust 2004-C

                         Statement to Certificateholders

                                November 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                    CURRENT
         FACE                PRINCIPAL                                                        REALIZED   DEFERRED     PRINCIPAL
CLASS    VALUE               BALANCE         PRINCIPAL        INTEREST          TOTAL         LOSSES     INTEREST     BALANCE
A        1,054,900,000.00    897,602,043.81  30,694,834.92    1,615,434.34    32,310,269.26     0.00       0.00      866,907,208.89
TOTALS   1,054,900,000.00    897,602,043.81  30,694,834.92    1,615,434.34    32,310,269.26     0.00       0.00      866,907,208.89

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                PASS-THROUGH RATES
                         PRIOR                                                           CURRENT                   CURRENT
                         PRINCIPAL                                                       PRINCIPAL       CLASS     PASS THRU
 CLASS        CUSIP      FACTOR         PRINCIPAL       INTEREST         TOTAL           FACTOR                    RATE
A            1266715Y8   850.88827738   29.09738830     1.53136254      30.62875084      821.79088908      A        2.090000 %
TOTALS                   850.88827738   29.09738830     1.53136254      30.62875084      821.79088908

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank, N.A.  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

Investor Floating Allocation Percentage                                                                                  99.67794 %

Investor Distribution Amount                                                                                          32,310,269.26
Note Interest                                                                                                          1,615,434.34
Note Rate                                                                                                                2.090000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,785,910.61
Scheduled Principal Collections Payment Amount                                                                        27,908,924.31
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            30,694,834.92

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed                                                                                            0.00
Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            375,209.25
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

Note Principal Balance (before distributions)                                                                        897,602,043.81

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

Note Principal Balance (after distributions)                                                                         866,907,208.89
Note Factor                                                                                                             0.8217909 %

Asset Balance of Mortgage Loans:                                                                                     872,593,271.76

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

        Delinquent Mortgage Loans
                 Group Totals
                                                   Principal
                  Category         Number          Balance        Percentage
                  1 Month            119        4,864,774.39           0.56 %
                  2 Month             42        1,404,911.70           0.16 %
                  3 Month             59        2,683,829.64           0.31 %
                   Total             220        8,953,515.73           1.03 %
       * Delinquent Buckets include Bankruptcies, Foreclosures or REO Properties

        Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    41           1,108,931.44             0.13 %

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     3              50,121.55             0.01 %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     1               9,000.00             0.00 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                            20
Principal Balance                                                                                                        687,348.66

Subordinated Transferor Collections                                                                                    2,900,152.26

Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                                       0.00
Required Transferor Subordinated Amount                                                                               11,603,900.00
Interest Collections(non-investor)                                                                                        14,583.26
Transferor Principal Collections                                                                                      14,070,211.97

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         4,528,128.47
Principal Collections - per Servicer Report                                                                           41,979,136.28
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   46,507,264.75

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                               112,200.26
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,615,434.34
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    30,694,834.92
Transferor Interest Distributed                                                                                           14,583.26
Transferor Principal Distributed                                                                                      14,070,211.97
Total Distributions                                                                                                   46,507,264.76

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         900,502,196.07
Loan Group Ending Balance                                                                                            872,593,271.76
Change in Balance                                                                                                     27,908,924.31
Principal Collections                                                                                                 41,979,136.28
Liquidation Loss Amount                                                                                                        0.00
Additional Balances                                                                                                   14,070,211.97
Balance Check                                                                                                                  0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                               2,900,152.26
Transferor Principal Balance (Ending)                                                                                  5,686,062.87
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      4,903,337.72
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         4,903,337.72
Investor Interest Collections                                                                                             45,135.45

Begining Balance                                                                                                     900,502,196.07
Principal Collections                                                                                                 41,458,356.81
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              520,779.47
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        41,979,136.28
Total Principal                                                                                                       41,979,136.28
Additional Balances                                                                                                   14,070,211.97
Ending Principal Balance                                                                                             872,593,271.76
Total Collections                                                                                                     46,507,264.75
Alternative Principal Payment                                                                                         27,908,924.31

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

Loans Average Daily Balance                                                                                          899,461,410.90

Weighted Average Loan Rate                                                                                                6.79183 %
Weighted Average Net Loan Rate                                                                                            6.14183 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                            140,000.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         932,909.00
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.09 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          418,583.42
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     3,953,434.68
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.38 %

Loans with Credit Limit Modification - current                                                                         1,020,146.05
Loans with Credit Limit Modification - cumulative                                                                      5,589,107.05
Loans with Credit Limit Modification - % of Initial                                                                          0.54 %

Loans with Gross Margin Modification - current                                                                           535,210.58
Loans with Gross Margin Modification - cumulative                                                                      3,128,734.25
Loans with Gross Margin Modification - % of Initial                                                                          0.30 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                               112,200.26
Guaranteed Principal Payment Amount                                                                                            0.00
Spread Rate                                                                                                                4.0518 %
Excess Spread Rate                                                                                                         4.0518 %
Rolling three month Excess Spread Percentage                                                                               3.9456 %
Required Subordinated Percentage                                                                                             1.10 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,814,343.00)

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                November 15 2004

Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.